Exhibit 10.1

EXECUTION VERSION

Certain identified information has been excluded from the exhibit because it is both (1) not material and (2) would be competitively harmful if publicly disclosed.

AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 12, 2019 (this “Amendment”), by and among each of the Revolving Credit Lenders, each of the Issuing Lenders, the Swingline Lender and any other Lender party hereto (each, a “Consenting Lender”), The GEO Group, Inc. (“GEO”), GEO Corrections Holdings, Inc. (“Corrections”, and together with GEO, the “Borrowers”), GEO Australasia Holdings PTY LTD (“GEO Australasia Holdings”), GEO Australasia Finance Holdings PTY LTD as trustee of the GEO Australasia Finance Holding Trust (the “Australasian Trust”) (the “Australian Trustee” and together with GEO Australasia Holdings, collectively, the “Australian Borrowers”) and BNP Paribas, as administrative agent for the Lenders under the Existing Credit Agreement and the Amended Credit Agreement, each referred to below (in such capacities, the “Administrative Agent”). Capitalized terms used but not defined herein have the meaning given to such terms in the Existing Credit Agreement.

WHEREAS, reference is made to the Third Amended and Restated Credit Agreement, dated as of March 23, 2017 (as amended pursuant to Amendment No. 1 dated as of April 30, 2018 and as further amended, restated, supplemented or otherwise modified to the Amendment Effective Time (as defined below), the “Existing Credit Agreement”; and as amended by this Amendment, the “Amended Credit Agreement”), among the Borrowers, the Australian Borrowers, the Lenders from time to time party thereto and the Administrative Agent;

WHEREAS, the Borrowers and the Australian Borrowers have requested that the Existing Credit Agreement be amended to extend the maturity date of the revolving credit facility thereunder and otherwise in the manner and at the time set forth in Section 1 below;

WHEREAS, pursuant to Section 9.02(b) of the Existing Credit Agreement, such amendment requires the consent of the Administrative Agent, each of the Issuing Lenders, the Swingline Lender and each of the Revolving Credit Lenders; and

WHEREAS, the Consenting Lenders are willing to so amend the Existing Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in good and valuable consideration for the promises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1. Amendment of the Existing Credit Agreement. Immediately upon the Amendment Effective Time, the Existing Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

(i) “Amendment No. 2” means that certain Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of the Amendment No. 2 Effective Date, by and among the Borrowers, the Australian Borrowers, the Administrative Agent, the Swingline Lender, each of the Issuing Lenders, each of the Revolving Credit Lenders and any other Lender party thereto.

(ii) “Amendment No. 2 Effective Date” means June 12, 2019.

(iii) “Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

(iv) “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

(b) The definition of “Excluded Swap Obligation” set out in Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the words “(i) any obligations and liabilities under Hedging Agreements entered into in connection with any Indebtedness permitted by Section 6.01(k) and (ii)” immediately after the word “means” at the beginning thereof.

(c) [    ]

(d) The definition of “Revolving Credit Commitment Termination Date” set out in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Credit Commitment Termination Date” means May 17, 2024.

(e) The Existing Credit Agreement is hereby amended by inserting the following new Section 1.10 immediately after Section 1.09 thereof:

“Section 1.10 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.

(g) The Existing Credit Agreement is hereby amended by replacing the period at the end of Section 5.01(h) thereof with “; and”, and adding the following new Section 5.01(i) immediately thereafter:

“(i) promptly following any request therefor, such additional information and documentation regarding each Loan Party reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and AML Laws, including without limitation the Patriot Act and the Beneficial Ownership Regulation.”

(h) Section 6.02(h) of the Existing Credit Agreement is hereby amended by inserting the words “or any obligations or liabilities under any related Hedging Agreements” immediately after the reference therein to “Indebtedness permitted by Section 6.01(k)”.

(i) Section 6.03(f) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(f) GEO or any Restricted Subsidiary may sell or discount without recourse accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof in the ordinary course of business, provided that the aggregate face or principal amount of all such accounts receivable sold at less than par value or otherwise discounted after the Amendment No. 2 Effective Date shall not exceed $25,000,000;”.

(j) The Existing Credit Agreement is hereby amended by inserting the following new Section 9.18 immediately after Section 9.17 thereof:

“Section 9.18 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Obligations or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties hereto acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 9.18, the following terms have the following meanings:

(i) “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

(ii) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(iv) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

2. Conditions to Amendment Effective Time. The effectiveness of this Amendment is contingent upon (i) satisfaction (or waiver in accordance with Section 4) of the conditions set forth in Section III of Annex I hereto and (ii) receipt by the Administrative Agent of fully compiled and executed counterparts of this Amendment (or Lender Addenda hereto) duly executed by the Administrative Agent, each Issuing Lender, the Swingline Lender, each Revolving Credit Lender, the Required Lenders, the Borrowers and the Australian Borrowers, in each case on the date hereof (the first time at which clauses (i) and (ii) are satisfied, the “Amendment Effective Time”).

3. Representations and Warranties. (a) By its execution of this Amendment, each of the Borrowers hereby certifies that all of the representations and warranties of (i) the Borrowers set forth in Section I of Annex I hereto are true and correct in all respects and (ii) the Loan Parties set forth in the Loan Documents are true and correct in all material respects (provided that any such representations and warranties qualified as to materiality, “Material Adverse Effect” or similar language are true and correct in all respects), in each case under clauses (i) and (iii) as of the Amendment Effective Time (or, to the extent such representations and warranties referred to in clause (ii) specifically refer to an earlier date or time, as of such earlier date or time).

(a) By its execution of this Amendment, each of the Australian Borrowers hereby certifies that all of the representations and warranties of the Australian Borrowers, (i) set forth in Section II of Annex I hereto are true and correct in all respects and (ii) set forth in the Loan Documents are true and correct in all material respects (provided that any such representations and warranties qualified as to materiality, “Material Adverse Effect” or similar language are true and correct in all respects), in each case under clauses (i) and (iii) as of the Amendment Effective Time (or, to the extent such representations and warranties referred to in clause (ii) specifically refer to an earlier date or time, as of such earlier date or time).

4. Amendment, Modification and Waiver. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

5. Entire Agreement; References. This Amendment, the Existing Credit Agreement, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall, from the Amendment Effective Time, refer to the Amended Credit Agreement.

6. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Amendment and any claim, controversy or dispute arising under or related to this Amendment, whether in tort, contract (at law or in equity) or otherwise, shall be construed in accordance with and governed by the laws of the State of New York.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York and of the United States District Court of the Southern District of New York, in each case sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Loan Document shall affect any right that the Administrative Agent or any Consenting Lender may otherwise have to bring any action or proceeding relating to any Loan Document against the Loan Parties or their respective properties in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to any Loan Document in any court referred to in Section 6(b) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Sections 9.01 and 9.09(d) of the Existing Credit Agreement. Nothing in any Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by applicable law.

7. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

8. Severability. Any term or provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment, and the invalidity of a particular term or provision in a particular jurisdiction shall not invalidate such term or provision in any other jurisdiction. If any term or provision of this Amendment is so broad as to be unenforceable, the term or provision shall be interpreted to be only so broad as would be enforceable.

9. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute a single agreement.

10. Special Acknowledgement and Agreement. It is hereby (x) acknowledged that the Collateral excludes, for so long as the Administrative Agent elects (in its sole discretion), at GEO’s request, to not encumber such Material Real Property in accordance with Section 5.10 of the Existing Credit Agreement, the Loan Parties’ facility known as the Montgomery Processing Center located in Conroe, Texas, and (y) agreed that GEO shall be deemed to have timely complied with the written notice requirements of clause (x) of Section 5.11(c) of the Existing Credit Agreement with respect to the extension of the Revolving Credit Commitment Termination Date contemplated by this Amendment if such notice shall have been furnished to the Lenders at least one day prior to the Amendment Effective Time.

11. Loan Document. This Amendment constitutes a “Loan Document” for purposes of the Existing Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

BNP PARIBAS, as the Administrative Agent, an Issuing Lender, the Swingline Lender and a Revolving Credit Lender

By:	/s/ Merie Smith

Name:	Merie Smith
Title:	Vice President

By:	/s/ Sang W. Han

Name:	Sang W. Han
Title:	Director

[Amendment No. 2 to Third Amended and Restated Credit Agreement – The GEO Group, Inc.]

THE GEO GROUP, INC.

By:	/s/ Brian R. Evans

Name:	Brian R. Evans
Title:	Senior Vice President & Chief Financial Officer

GEO CORRECTIONS HOLDINGS, INC.

By:	/s/ Brian R. Evans

Name:	Brian R. Evans
Title:	Vice President & Chief Financial Officer

[Amendment No. 2 to Third Amended and Restated Credit Agreement – The GEO Group, Inc.]

Executed by GEO AUSTRALASIA HOLDINGS PTY LTD under section 127 of the Corporations Act 2001 (Cth):

/s/ Brian R. Evans	/s/ George C. Zoley
Signature of director	Signature of director/company secretary

Brian R. Evans	George C. Zoley
Name of director (block letters)	Name of director/company secretary (block letters)

Executed by GEO AUSTRALASIA FINANCE HOLDINGS PTY LTD as trustee of the GEO AUSTRALASIA FINANCE HOLDING TRUST under section 127 of the Corporations Act 2001 (Cth):

/s/ Brian R. Evans	/s/ George C. Zoley
Signature of director	Signature of director/company secretary

Brian R. Evans	George C. Zoley
Name of director (block letters)	Name of director/company secretary (block letters)

[Amendment No. 2 to Third Amended and Restated Credit Agreement – The GEO Group, Inc.]

ANNEX I

TO AMENDMENT NO.2

TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

OTHER TERMS AND CONDITIONS

I. Additional Representations and Warranties of the Borrowers.

To induce the Consenting Lenders and the Administrative Agent to enter into this Amendment and to consent to the amendments to the Existing Credit Agreement contemplated hereby, the Borrowers hereby represent and warrant as of the Amendment Effective Time that:

1. Corporate Power; Authorization; Enforceable Obligations.

(a) Each Loan Party is duly organized or incorporated and validly existing and has all the corporate or other organizational power and authority to execute, deliver and perform its obligations under this Amendment and the Confirmation and Reaffirmation Agreement delivered in connection herewith (the “Confirmation”), as applicable. Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment and the Confirmation, as applicable.

(b) Each of this Amendment and the Confirmation have been duly executed and delivered on behalf of each Loan Party party hereto or thereto, and constitutes a legal, valid and binding obligation of each Loan Party party hereto or thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and the implied covenants of good faith and fair dealing.

2. No Event of Default. Immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

3. No Legal Bar. The execution, delivery and performance of this Amendment and the Confirmation by each Loan Party party hereto or thereto (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of GEO or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture or other agreement or instrument binding upon GEO or any of its Subsidiaries or assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by any such Person, or result in, termination, cancellation or acceleration of any obligation thereunder and (d) will not result in the creation or imposition of any Lien on any asset of GEO or any of its Subsidiaries (other than any Liens created under the Loan Documents), except (in the case of each of clauses (a), (b) and (c) of this paragraph) to the extent that the failure to obtain or make such consent, approval, registration, filing or action, or such violation, as the case may be, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

4. Solvency. GEO and its Subsidiaries are (when taken as a whole on a consolidated basis), and immediately after giving effect this Amendment will be, Solvent.

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5. Beneficial Ownership Certification. As of the Amendment Effective Time, to the best knowledge of GEO, the information included in the Beneficial Ownership Certification provided on (or as of) the date hereof to the Administrative Agent or any Lender in connection with this Amendment is true and correct in all respects.

II. Additional Representations and Warranties of the Australian Borrowers.

To induce the Consenting Lenders and the Administrative Agent to enter into this Amendment and to consent to the amendments to the Existing Credit Agreement contemplated hereby, each Australian Borrower, as to itself, hereby represents and warrants as of the Amendment Effective Time that:

1. Corporate Power; Authorization; Enforceable Obligations.

(a) Such Australian Borrower is duly organized or incorporated and validly existing and has all the corporate or other organizational power and authority to execute, deliver and perform its obligations under this Amendment. Such Australian Borrower has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered on behalf of such Australian Borrower party hereto, and constitutes a legal, valid and binding obligation of such Australian Borrower party hereto, enforceable against each such Australian Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and the implied covenants of good faith and fair dealing.

2. No Legal Bar. The execution, delivery and performance of this Amendment by such Australian Borrower (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of such Australian Borrower or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture or other agreement or instrument binding upon such Australian Borrower or assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by any such Person, or result in, termination, cancellation or acceleration of any obligation thereunder and (d) will not result in the creation or imposition of any Lien on any asset of such Australian Borrower, except (in the case of each of clauses (a), (b) and (c) of this paragraph) to the extent that the failure to obtain or make such consent, approval, registration, filing or action, or such violation, as the case may be, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

III. Conditions to the Amendment Effective Time.

In addition to the other conditions set forth in this Amendment and this Annex, the agreement of each Consenting Lender is subject to the satisfaction (or waiver in accordance with Section 4 of this Amendment) of the following conditions precedent:

(a) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the date of the Amendment Effective Time) (i) of Akerman LLP, counsel for the Borrowers and the Guarantors, covering such matters relating to the Borrowers, the Guarantors, this Amendment, the other Loan Documents or the transactions contemplated by this Amendment, as the Administrative Agent shall reasonably request (and each

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Borrower for itself and on behalf of each Guarantor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent), (ii) of Hughes Gorski Seedorf Odsen & Tervooren, LLC, Alaska counsel for certain Guarantors, covering such matters relating to such Guarantors as the Administrative Agent shall reasonably request (and GEO, on behalf of such Guarantors, hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent), (iii) of Allens, Australia counsel to the Australian Borrowers, with respect to matters of Australian law, all in form and substance reasonably satisfactory to the Administrative Agent (and each Australian Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent), and (iv) of the in-house general counsel for the Borrowers and the Guarantors, covering such other matters relating to the Borrowers, the Guarantors, this Agreement, the other Loan Documents or the transactions contemplated by this Amendment, as the Administrative Agent shall reasonably request (and each Borrower for itself and on behalf of each Guarantor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

(b) The Administrative Agent shall have received the Confirmation dated as of the date of this Amendment and duly executed and delivered by each of the Borrowers and the Guarantors.

(c) The Administrative Agent shall have received a certificate of each Loan Party, dated as of the date of the Amendment Effective Time, in form and substance reasonably satisfactory to the Administrative Agent, certifying and attaching (x) the incumbency and genuineness of the signature of each officer of such Loan Party executing this Amendment, the Confirmation and any other Loan Documents and (y) that:

(i) as to each Loan Party, either (x) such Loan Party’s articles of incorporation, bylaws or similar charter documents certified and delivered to the Administrative Agent on the Second Restatement Effective Date, the Third Restatement Effective Date or the Amendment No. 1 Effective Date, as applicable, remain in full force and effect on the date hereof without modification or amendment since such original delivery or (y) attached thereto are true, correct and complete copies of (A) the articles of incorporation or similar charter documents of such Loan Party certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of organization, and (B) the bylaws or operating agreement or similar governing documents of such Loan Party, in each case under this clause (y) as in effect on the date hereof;

(ii) attached thereto is a true, correct and complete copy of resolutions duly adopted by the Board of Directors of each Loan Party authorizing the execution, delivery and performance of this Amendment or such other Loan Documents to which such Loan Party is a party;

(iii) attached thereto is a certificate, as of a recent date, of the good standing of each Loan Party under the laws of its jurisdiction of organization (or equivalent) (to the extent such concept exists in such jurisdiction) and a certificate of the relevant taxing authorities of such jurisdiction, if available, certifying that such Person has filed all required tax returns and owes no delinquent taxes (to the extent such certificates are issued by a Governmental Authority in such jurisdiction); and

(iv) in the case of each Australian Borrower, (x) there will be no default or contravention of, and neither is it prohibited by, Chapter 2E or 2J or any other provision (to the extent relevant) of the Australian Corporations Act from entering into and delivering this Amendment or any other Loan Documents to which it is a party and the performance of any of its obligations under those documents, (y) it is solvent and there are no reasonable grounds it will become insolvent by entering into and complying with its obligations under the Loan Documents.

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(d) The Administrative Agent shall have received a certificate, dated the date hereof and signed by the President, a Vice President or a Financial Officer of GEO, providing certifications to the effect that, on and as of the date hereof (including at the Amendment Effective Time), (i) the representations and warranties of each Loan Party set forth in this Amendment and each other Loan Documents are true and correct in all material respects (provided that any such representations and warranties qualified as to materiality, Material Adverse Effect or similar language are true and correct in all respects), as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and (ii) no Default has occurred and is continuing.

(e) The Administrative Agent and BNP Paribas Securities Corp. (the “Lead Arranger”) shall have received all fees and other amounts previously agreed in writing by the Borrowers and the Administrative Agent or the Lead Arranger to be due and payable on or prior to the Amendment Effective Time, as applicable, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under any Loan Document.

(f) The Administrative Agent shall have received a certificate, dated the date hereof, from the chief financial officer of GEO certifying the Solvency of GEO and its Subsidiaries, on a consolidated basis, as of the Amendment Effective Time.

(g) The Administrative Agent shall have received all documentation and other information about the Loan Parties requested in connection with applicable “know your customer” and AML Laws, including the Patriot Act and the Beneficial Ownership Regulation (and including a Beneficial Ownership Certification), that in each case has been reasonably requested by the Administrative Agent or any Lender in writing prior to the Amendment Effective Time.

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